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Supplement dated December 3, 2024 to the
Prospectuses and Statements of Additional Information (“SAI”)
dated September 25, 2024, as last supplemented

Palantir Technologies Inc. Listing Exchange Change
On November 26, 2024, Palantir Technologies Inc. transferred the listing of its common stock to the Nasdaq Global Stock Market (“NASDAQ”) from the New York Stock Exchange. Effective immediately, any and all references to the listing exchange for Palantir Technologies Inc. are updated to NASDAQ.
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Please retain a copy of this Supplement with your Prospectus and SAI.